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                   METLIFE INSURANCE COMPANY OF CONNECTICUT

             METLIFE OF CT FUND UL III FOR VARIABLE LIFE INSURANCE

               CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE
            CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE 2000
             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE III
             CORPORATE OWNED VARIABLE UNIVERSAL LIFE INSURANCE IV
                               CORPORATE SELECT

                       SUPPLEMENT DATED OCTOBER 18, 2013
                    TO THE PROSPECTUS DATED APRIL 29, 2013

This supplement revises certain information contained in the April 29, 2013 prospectus for the policies listed above.

The fees and expenses of the following Funds have been revised:

                                                       DISTRIBUTION          ACQUIRED   TOTAL    FEE WAIVER   NET TOTAL
                                                          AND/OR               FUND    ANNUAL      AND/OR      ANNUAL
                                            MANAGEMENT   SERVICE     OTHER   FEES AND OPERATING    EXPENSE    OPERATING
FUND                                           FEE     (12B-1) FEES EXPENSES EXPENSES EXPENSES  REIMBURSEMENT EXPENSES
----                                        ---------- ------------ -------- -------- --------- ------------- ---------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS --
  INITIAL CLASS
Freedom 2010 Portfolio.....................     --          --         --      0.55%    0.55%        --         0.55%
Freedom 2015 Portfolio.....................     --          --         --      0.58%    0.58%        --         0.58%
Freedom 2020 Portfolio.....................     --          --         --      0.60%    0.60%        --         0.60%
Freedom 2030 Portfolio.....................     --          --         --      0.68%    0.68%        --         0.68%

       THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.